Exhibit (14)






                         INDEPENDENT AUDITORS' CONSENT



To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:
- Smith Barney Government Securities Fund

We consent to the incorporation by reference, of our report dated February 11, 2000 with respect to the Smith Barney Government Securities Fund (the "Fund") of Smith Barney Investment Funds Inc., in the Registration Statement on Form N-14 for the Fund and to the references to our firm under the headings "Other Service Providers" and "Agreement and Plan of Reorganization" in the Proxy Statement/Prospectus.

                                                             KPMG LLP


New York, New York
July 13, 2000

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                                   Exhibit 14

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Proxy Statement / Prospectus and Statement of Additional Information constituting parts of this registration statement on Form N-14 ("Registration Statement") of Smith Barney Investment Funds Inc. of our report dated December 14, 1999, relating to the financial statements and financial highlights which appears in the October 31, 1999 Annual Report of CitiFunds Intermediate Income Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Other Service Providers " and "Agreement and Plan of Reorganization" in the Combined Proxy Statement / Prospectus.



PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2000

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                                   Exhibit 14

                        CONSENT OF CHARTERED ACCOUNTANTS




We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this registration statement on Form N-14 ("Registration Statement") of Smith Barney Investment Funds Inc. of our report dated December 14, 1999, relating to the financial statements and financial highlights of U.S. Fixed Income Portfolio which appears in the October 31, 1999 Annual Report of CitiFunds Intermediate Income Portfolio, which are also incorporated by reference into the Registration Statement.


PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
July 14, 2000